Member Audio/Web Conference August 5, 2015 Exhibit 99.1

Statements
contained
in
these
slides,
including
statements
describing
the
objectives,
projections,
estimates,
or
predictions
of
the
future
of
the
Bank,
may
be
“forward-looking
statements.”
These
statements
may
use
forward-looking
terms,
such
as
“anticipates,”
“believes,”
“could,”
“estimates,”
“may,”
“should,”
“will,”
or
their
negatives
or
other
variations
on
these
terms.
The
Federal
Home
Loan
Bank
of
Pittsburgh
(the
Bank)
cautions
that,
by
their
nature,
forward-looking
statements
involve
risk
or
uncertainty
and
that
actual
results
could
differ
materially
from
those
expressed
or
implied
in
these
forward-looking
statements
or
could
affect
the
extent
to
which
a
particular
objective,
projection,
estimate,
or
prediction
is
realized.
These
forward-looking
statements
involve
risks
and
uncertainties
including,
but
not
limited
to,
the
following:
economic
and
market
conditions,
including,
but
not
limited
to,
real
estate,
credit
and
mortgage
markets;
volatility
of
market
prices,
rates,
and
indices
related
to
financial
instruments;
political,
legislative,
regulatory,
litigation,
or
judicial
events
or
actions;
changes
in
assumptions
used
in
the
quarterly
Other-Than-Temporary
Impairment
(OTTI)
process;
risks
related
to
mortgage-backed
securities;
changes
in
the
assumptions
used
in
the
allowance
for
credit
losses;
changes
in
the
Bank’s
capital
structure;
changes
in
the
Bank’s
capital
requirements;
membership
changes;
changes
in
the
demand
by
Bank
members
for
Bank
advances;
an
increase
in
advances’
prepayments;
competitive
forces,
including
the
availability
of
other
sources
of
funding
for
Bank
members;
changes
in
investor
demand
for
consolidated
obligations
and/or
the
terms
of
interest
rate
exchange
agreements
and
similar
agreements;
changes
in
the
FHLBank
System’s
debt
rating
or
the
Bank’s
rating;
the
ability
of
the
Bank
to
introduce
new
products
and
services
to
meet
market
demand
and
to
manage
successfully
the
risks
associated
with
new
products
and
services;
the
ability
of
each
of
the
other
FHLBanks
to
repay
the
principal
and
interest
on
consolidated
obligations
for
which
it
is
the
primary
obligor
and
with
respect
to
which
the
Bank
has
joint
and
several
liability;
applicable
Bank
policy
requirements
for
retained
earnings
and
the
ratio
of
the
market
value
of
equity
to
par
value
of
capital
stock;
the
Bank’s
ability
to
maintain
adequate
capital
levels
(including
meeting
applicable
regulatory
capital
requirements);
business
and
capital
plan
adjustments
and
amendments;
technology
risks;
and
timing
and
volume
of
market
activity.
We
do
not
undertake
to
update
any
forward-looking
information.
Some
of
the
data
set
forth
herein
is
unaudited.
Cautionary Statement Regarding Forward-
Looking Information

Over/
2015
2014
(Under)
Net interest income
156.6
$
128.1
$
28.5
$
Provision (benefit) for credit losses
(0.2)

(3.5)

3.3

Gains on litigation settlements, net
15.3

36.6

(21.3)

All other income
31.9

7.5

24.4

Other expenses
35.4

37.3

(1.9)

Income before assessment
168.6

138.4

30.2

AHP
16.9

13.9

3.0

Net income
151.7
$
124.5
$
27.2
$
Net interest margin (bps)
37
38
(1)

Six months ended June 30,
Financial Highlights –
Statement of Income
(in millions)

Quarterly Net Income
2Qtr 15
1Qtr 15
4Qtr 14
3Qtr 14
2Qtr 14
Net income
80.6
$
71.1
$
64.3
$
67.0
$
44.6
$
Derivative and hedging activity
29.1
$
(7.6)
$
(19.0)
$
0.2
$
(9.5)
$
Net gains (losses) on trading
securities
(10.1)

6.8

5.9

(0.1)

6.8

Gains on litigation
settlements, net
-

15.3

20.2

14.1

-

(in millions)

Financial Highlights –
Selected Balance Sheet
2015
2014
Amount
Average:
Total assets
85,984
$
68,544
$
17,440
$
25

%
Advances
62,642

47,774

14,868

31

Total investments
18,674

16,891

1,783

11

June 30,
Dec 31,
2015
2014
Amount
Spot:
Advances
71,489
$
63,408
$
8,081
$
13

%
Capital stock
3,425

3,041

384

13

Retained earnings
855

838

17

2

Percent
Over/(Under)
Over/(Under)
Percent
Six months ended June 30,
(in millions)
(in millions)

(in millions)
June 30,
Dec 31,
2015
2014
Permanent capital
4,281
$
3,879
$
Excess permanent capital
over RBC requirement
3,471
$
3,032
$
Capital ratio (4% minimum)
4.6%
4.5%
Leverage ratio (5% minimum)
6.8%
6.8%
Market value/capital stock (MV/CS)
130.0%
135.3%
Capital Requirements

Member Audio/Web Conference August 5, 2015